UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

WESTERN REFINING, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

123 W. Mills Ave., Suite 200

El Paso, Texas 79901

(Address of principal executive offices)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 21, 2011, Western Refining, Inc. (the “Company”) issued a press release announcing that it has provided notice that it will redeem all of its outstanding $275 million Senior Secured Floating Rate Notes due 2014 on December 21, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: November 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 21, 2011.